SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  April 16, 2007


                          HOUSTON AMERICAN ENERGY CORP.
                          -----------------------------
               (Exact name of registrant as specified in Charter)


                Delaware                    1-32955            76-0675953
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     (State or other jurisdiction        (Commission         (IRS Employer
   of incorporation or organization)       File No.)       Identification No.)


                          801 Travis Street, Suite 1425
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                          -----------------------------
                            (Issuer Telephone number)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountants.

On April 16, 2007, Houston American Energy Corp. (the "Company") dismissed Thomas Leger & Co., L.L.P. ("TL&C") as the Company's independent registered public accounting firm. On the same date, the Company appointed Malone & Bailey, PC ("M&B") as the Company's new independent certifying accountants.

The decision to dismiss TL&C and appoint M&B was recommended and approved by the Company's audit committee and board of directors.

TL&C's reports on the financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of TL&C, there were no disagreements with TL&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of TL&C, would have caused TL&C to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of TL&C, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K, except that TL&C advised the Company of material weaknesses in the Company's internal control over financial reporting as of December 31, 2005 and December 31, 2006, respectively. For further discussion of the material weaknesses identified, refer to Item 8A of the Company's annual report on Form 10-KSB for the years ended December 31, 2005 and December 31, 2006.

Prior to the engagement of M&B, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with M&B regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by M&B.

The Company has provided TL&C with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that TL&C review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Report.


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
Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter from Thomas Leger & Co., L.L.P. regarding change of certifying independent accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  April 18, 2007
                                By:     /s/ John Terwilliger
                                        John Terwilliger,
                                        President and Chief Executive Officer


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